POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      The undersigned does hereby make, constitute and appoint
L. Dale Crandall, Maryellen B. Cattani and Timothy J. Windle, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with APL Limited (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 1996, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-if-fact may do by virtue of these presents.

      IN WITNESS WHEREOF, I have executed these presents this 26th day of February, 1997.

                                   /s/Charles S. Arledge
                                   Charles S. Arledge
                                   Director



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      The undersigned does hereby make, constitute and appoint
L. Dale Crandall, Maryellen B. Cattani and Timothy J. Windle, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with APL Limited (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 1996, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-if-fact may do by virtue of these presents.

      IN WITNESS WHEREOF, I have executed these presents this 28th day of February, 1997.

                                   /s/John H. Barr
                                   John H. Barr
                                   Director



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      The undersigned does hereby make, constitute and appoint
L. Dale Crandall, Maryellen B. Cattani and Timothy J. Windle, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with APL Limited (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 1996, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-if-fact may do by virtue of these presents.

      IN WITNESS WHEREOF, I have executed these presents this 3rd day of March, 1997.

                                   /s/Tully M. Friedman
                                   Tully M. Friedman
                                   Director



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      The undersigned does hereby make, constitute and appoint
L. Dale Crandall, Maryellen B. Cattani and Timothy J. Windle, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with APL Limited (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 1996, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-if-fact may do by virtue of these presents.

      IN WITNESS WHEREOF, I have executed these presents this 3rd day of March, 1997.

                                   /s/ F. Warren Hellman
                                   F. Warren Hellman
                                   Director



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      The undersigned does hereby make, constitute and appoint
L. Dale Crandall, Maryellen B. Cattani and Timothy J. Windle, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with APL Limited (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 1996, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-if-fact may do by virtue of these presents.

      IN WITNESS WHEREOF, I have executed these presents this 26th day of February, 1997.

                                   /s/Toni Rembe
                                   Toni Rembe
                                   Director



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      The undersigned does hereby make, constitute and appoint
L. Dale Crandall, Maryellen B. Cattani and Timothy J. Windle, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with APL Limited (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 1996, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-if-fact may do by virtue of these presents.

      IN WITNESS WHEREOF, I have executed these presents this 28th day of February, 1997.

                                   /s/Forrest N. Shumway
                                   Forrest N. Shumway
                                   Director




                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      The undersigned does hereby make, constitute and appoint
L. Dale Crandall, Maryellen B. Cattani and Timothy J. Windle, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with APL Limited (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 1996, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-if-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 1 day of March, 1997.

                                   /s/G. Craig Sullivan
                                   G. Craig Sullivan
                                   Director



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      The undersigned does hereby make, constitute and appoint
L. Dale Crandall, Maryellen B. Cattani and Timothy J. Windle, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with APL Limited (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 1996, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-if-fact may do by virtue of these presents.

      IN WITNESS WHEREOF, I have executed these presents this 26th day of February, 1997.

                                   /s/Barry L. Williams
                                   Barry L. Williams
                                   Director